UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:
630 Fifth Avenue
Suite 820
New York, New York 10111

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
630 Fifth Avenue
Suite 820
New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTIETH ANNUAL REPORT

2008

SIGNS OF THE TIMES

U.S. Total Debt as a Percentage of GDP

Source: Federal Reserve

     “The result of deficit spending is debt. When President Bush took office, the national debt was $5.7 trillion. Now it is $10.6 trillion — and Congress voted in October to raise the debt ceiling to $11.3 trillion…

     “But the pain most Americans are feeling right now is much more immediate. The increase in credit-card, automobile, mortgage, and other forms of personal debt — from around $8 trillion in 2000 (in current dollars) to more than $14 trillion today — also looms behind the implosion of our financial system. Had the value of assets increased in tandem, that increase might not have mattered, but what is remarkable about America’s debt binge under President Bush is that it primarily served consumption. Homebuyers used easy credit to buy overpriced houses, which they then refinanced to pay for every other kind of consumption, betting that in the end rising housing prices would balance the account. At the same time, household savings rates plummeted, hitting zero or less than zero in some areas…” (Linda J. Bilmes and Joseph E. Stiglitz, Harpers, January 2009)

     “John Maynard Keynes — the economist who made sense of the Great Depression — is now more relevant than ever. Keynes concluded his masterwork, The General Theory of Employment, Interest and Money, with a famous disquisition on the importance of economic ideas: ‘Soon or late, it is ideas, not vested interests, which are dangerous for good or evil.’

     “We can argue about whether that’s always true, but in times like these, it definitely is. The quintessential economic sentence is supposed to be ‘There is no free lunch’; it says that there are limited resources, that to have more of one thing you must accept less of another, that there is no gain without pain. Depression economics, however, is the study of situations where there is a free lunch, if we can only figure out how to get our hands on it, because there are unemployed resources that could be put to work. The true scarcity in Keynes’s world — and ours — was therefore not of resources, or even virtue, but of understanding.

[ 2 ]

SIGNS OF THE TIMES

     “We will not achieve the understanding we need, however, unless we are willing to think clearly about our problems and to follow those thoughts wherever they lead. Some people say that our economic problems are structural, with no quick cure available; but I believe that the only important structural obstacles to world prosperity are the obsolete doctrines that clutter the minds of men.” (Paul Krugman, The Return of Depression Economics)

     “Bubbles have always been part of markets. The 17th century Dutch Tulip mania and the 18th century’s South Sea Bubble are part of capitalist folklore. Recently, there seems to be an increase in the number and severity of bubbles and crashes — Internet stock prices, housing prices and the stock market come to mind.

     “Markets have been good to us; even with the current crash, America is incredibly wealthy. The Internet and its progeny, such as email and online trading, have greatly increased the efficiency of markets. Ebay, Amazon, Etrade and many specialized web sites have facilitated trade and created billions of dollars of wealth. Transaction costs have been greatly reduced, information flows quickly and effortlessly across markets to millions of potential traders and investors, and what economists call “market imperfections” are greatly reduced.

     “It may be that bubbles and crashes are a natural part of capitalist markets. What’s more, it may be that the very factors that have recently increased the efficiency of markets have also led to an increased propensity for bubbles.” (Paul H. Rubin, Wall Street Journal, December 31, 2008)

     “I can calculate the motions of heavenly bodies, but not the madness of people” (Isaac Newton, 1721, after the South Sea Bubble burst)

     “Computers are deciding when to buy and when to sell. When the herd mentality gets automated, the stampede [in and out of markets] gets turbocharged” (Michael Bloomberg, Financial Times, October 30, 2008)

     “The fall in oil prices is a great bounty to hard-pressed consumers. If you compare the average US petrol price in July ($4.14 a gallon) with October ($2.26) on an annualized basis, the savings to American consumers are $282bn. The fall in oil prices is a sort of de facto tax cut — a stimulus package that does not have to be approved by the Congress or paid for out of the beleaguered Treasury.” (Daniel Yergin, Financial Times, November 11, 2008)

     “The United States has the world’s highest reported incarceration rate. Although it has less than 5 percent of the world’s population, it has almost one-quarter of the world’s prisoners. And for the first time in history, more than 1 in 100 American adults are behind bars.

     “Many inmates are serving long sentences for nonviolent crimes, including minor drug offenses. It also is extraordinarily expensive. Billions of dollars now being spent on prisons each year could be used in far more socially productive ways.” (New York Times, January 1, 2009)

[ 3 ]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

TEN YEAR HISTORICAL DATA

				Per Share of Common Stock

	Total	Convertible	Net	Net			Net realized	Unrealized
	net	Preference	asset	investment	Divi-	Distribu-	investment	appreciation
Year	assets	Stock(A)	value	income(B)	dends(C)	tions(C)	gain	of investments

1998	$476,463,575	$8,986,125	$31.43					$301,750,135
1999	590,655,679	—	35.05	$.26	$.26	$2.34	$43,205,449	394,282,360
2000	596,289,086	—	32.94	.32	.32	4.03	65,921,671	363,263,634
2001	539,839,060	—	28.54	.18	.22	1.58 *	13,662,612	304,887,640
2002	361,942,568	—	18.72	.14	.14	1.11	22,869,274	119,501,484
2003	478,959,218	—	24.32	.09	.11	1.29	24,761,313	229,388,141
2004	529,468,675	—	26.44	.11	.11	1.21	25,103,157	271,710,179
2005	573,979,905	—	27.65	.28	.28	1.72	31,669,417	302,381,671
2006	617,167,026	—	30.05	.36	.58	1.64	36,468,013	351,924,627
2007	644,822,724	—	30.15	.38	.52	1.88	42,124,417	356,551,394
2008	397,353,061	—	17.79	.39	.36	2.10	43,582,234	94,752,477

A-	At liquidation preference.
B-	Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.
C-	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends are from ordinary income. Distributions are from long-term investment gains.
*	Includes a non-taxable return of capital of $.55.

     The Common Stock is listed on the NYSE Alternext US (the successor to the American Stock Exchange) under the symbol CET. On December 31, 2008 the market quotations were: $13.91 low, $14.56 high and $14.40 last sale.

[ 4 ]

     20-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

     Central’s results to December 31, 2008 versus the S&P 500:

	Central’s	Central’s	Standard &
Average Annual Total Return	NAV Return	Market Return	Poor’s 500

One Year	(32.66%)	(39.63%)	(37.00%)
Five Year	2.76%	1.68%	(2.19%)
Ten Year	4.03%	3.85%	(1.38%)
Fifteen Year	9.54%	8.93%	6.46%
Twenty Year	11.69%	11.94%	8.38%

[ 5 ]

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

     Financial statements for the year 2008, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	December 31, 2008	December 31, 2007

Net assets	$397,353,061	$644,822,724
Net assets per share of Common Stock	17.79	30.15
Shares of Common Stock outstanding	22,331,813	21,385,882

     Comparative operating results are as follows:

	Year 2008	Year 2007

Net investment income	$ 8,254,733	$ 7,817,245
Per share of Common Stock	..39 *	..38	*
Net realized gain on sale of investments	43,582,234	42,124,417
Increase (decrease) in net unrealized appreciation
of investments	(261,798,917)	4,626,767
Increase (decrease) in net assets resulting from operations	(209,961,950)	54,568,429

*	Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared three distributions to holders of Common Stock in 2008, a cash dividend of $.20 per share paid on June 20, an optional distribution of $2.12 per share in cash, or one share of Common Stock for each eight shares held, paid on December 23, and a cash dividend of $.14 per share paid on January 13, 2009. For Federal income tax purposes, of the $2.46 paid, $.36 represents ordinary income and $2.10 represents long-term capital gains, all of which represents 2008 taxable income. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the optional distribution paid in December, the holders of 47% of the outstanding shares of Common Stock elected stock, and they received 1,234,231 Common shares.

     During 2008 the Corporation repurchased 288,300 shares of its Common Stock at an average price per share of $21.72. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE Alternext US (the successor to the American Stock Exchange) or in private transactions directly with stockholders.

[ 6 ]

     Central did not avoid the sharp fourth quarter 2008 decline in the stock market, even with our defensive posture. Net asset value, adjusted for the reinvestment of distributions, declined by 32.7% last year compared with 37% for the S&P 500. Central stock, however, declined by 39.6% as the discount to net asset value widened. Longer term returns shown on page five are better, but still negatively influenced by 2008.

     The global financial system has been under extraordinary stress, and since September, we have been experiencing a financial crisis which has brought into question the stability of the free enterprise system. Credit has been severely restricted. For example, a number of prestigious financial institutions were unable to obtain funding and needed government investments or guarantees to continue operations. Subprime mortgage problems triggered the crisis but its root cause was a credit boom sustained by low interest rates and excess borrowing lasting a number of years. The boom was characterized by reckless lending, complex credit instruments that proved fragile under stress, poor oversight by rating agencies and, importantly, inadequate government regulation.

     The sudden end of the credit boom has had serious consequences. Falling asset values and tightening credit caused widespread insecurity on the part of consumers, businessmen and investors alike, which has led to a sharp slowdown in global economic activity. It is not clear at this point how long the downturn will persist, but government and central bank efforts are already beginning to help stabilize credit markets, a necessary first step. The new administration in Washington has much “on its plate”, but bold economic policy leadership will be critical in determining the length of the downturn and the strength of the eventual recovery.

     The current decade has witnessed the poorest equity returns since the 1930’s. Even the low yields on U.S. Treasury Bills and 10 Year Notes have not deterred investors from purchasing them, a clear indication that investors are avoiding risk. In the past long-term equity returns from purchases made in periods when caution prevailed, such as the 1930’s and the 1970’s have been very rewarding. Furthermore, current equity valuations are low in relation to bonds and normalized earnings. As has been the case after past recessions and even the depression of the 1930’s, the United States should again emerge in a strong position. We base this view on the resilience of our economy, the size of our markets, and the energy and ingenuity of the American people. Investors who have the ability to look out beyond the next few years should again be rewarded.

     We made a number of investment changes during the year, adding seven companies, selling five and ending the year with thirty-five. New holdings include Xerox Corp., Precision Castparts Corp., Maxim Integrated Products, Inc., General Electric Company, Heritage-Crystal Clean, Inc., NewStar Financial, Inc. and RSC Holdings, Inc. Trizetto Group, Inc., A.S.V. Inc. and Rohm & Haas Co. were sold following acquisition offers. We also sold Tyco International, Ltd. and White Mountains Insurance Group.

     We increased our investment in Coherent, Inc., making it one of our ten largest holdings. It is one of the leading companies in the commercial and scientific laser industry. We are particularly impressed by CEO John Ambroseo. He is both improving production efficiency and also leading the industry with the introduction of a number of new solid-state lasers. Our investment thesis with respect to Coherent is based on moderate growth, industry consolidation and solid management with a commitment to the long-term success of the company. We expect that over the next three-to-five years, the growth in the laser industry will exceed that of the economy as a whole. In addition, Coherent has a very strong balance sheet even after repurchasing 25% of its outstanding stock in 2008. We believe its management should be able to take advantage of any industry consolidation and lead the industry out of the downturn.

[ 7 ]

     Our largest investment continues to be The Plymouth Rock Company, which at year-end represented 32% of net assets. Although audited financial statements for 2008 are not yet available, we expect that reported net income will be lower than it was in 2007. We believe operating results improved in both Massachusetts and New Jersey. On the other hand, we anticipate that investment income will be lower as a result of markdowns related to the stock market decline. During the year we reduced the carrying value of Plymouth Rock by $22.4 million to reflect financial market conditions. We expect that the Plymouth Rock annual report, which usually includes a comprehensive review of the past year, will be placed on its website, www.prac.com, in early April.

     Central’s investment approach is based on long-term value investing. We are convinced that wholesale shifts in and out of the market based on predictions for the near-term future are not practical and, in fact, undesirable. We look out three-to-five years when we invest. Many investors have a shorter time horizon and we believe that Central’s ability to take a long-term view has been an advantage for our shareholders. Furthermore, while value is of paramount importance, we also consider growth. We believe the distinction between growth and value investing is a false one and that growth of earnings is a key ingredient in the value of any equity investment.

     Our practice has been to keep about one half of our assets invested in a small number of companies with the remainder in a more diversified portfolio. We believe the risk associated with this approach can be reduced through intimate knowledge of the companies in which we invest. Ideally we want to own shares in growing high return businesses, managed with a long-term perspective and with a sense of fair balance amongst the interests of shareholders, employees and management.

     Although we deeply regret that 2008 produced distressing results for our shareholders, we believe that our goal of generating superior investment returns over the long-term remains achievable through continued commitment to our investment philosophy. We are hopeful that the new administration in Washington will be able to find an effective means to stabilize the financial markets, which is a necessary precursor to sound economic recovery and subsequent growth. If this can be accomplished, we believe our investments are well-positioned to make a strong showing in an improved market environment.

Shareholder inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

630 Fifth Avenue
New York, New York 10111
February 2, 2009

[ 8 ]

TEN LARGEST INVESTMENTS
December 31, 2008
(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc.	$ 2.2	$126.0	31.7%	1982
Plymouth Rock underwrites and services more than $1 billion in automobile and homeowner’s premiums in the Northeast. It was founded in 1982 and has grown both organically and through acquisitions.

The Bank of New York Mellon Corporation	15.5	23.4	5.9	1998
Bank of New York, with $20 trillion in assets under custody, is a global leader in custodial services, securities processing and asset management.

Brady Corporation	2.5	20.8	5.2	1984
Brady produces high-performance labels and signs, safety devices, and printing systems and software used to identify and protect people, places and property. Brady has sales of $1.5 billion and has grown both organically and through acquisition.

Coherent, Inc.	23.6	18.2	4.6	2007
Coherent is a leading producer of commercial and scientific lasers. The company has $600 million in sales, holds 20% market share and stands to benefit from industry consolidation.

Murphy Oil Corporation	1.5	16.1	4.1	1974
Murphy Oil is an integrated oil and gas company engaged in
exploration, production, refining and marketing. It has $29 billion in sales, with operations in Malaysia, the U.S., Canada and the U.K.

Agilent Technologies, Inc.	22.5	14.7	3.7	2005
Agilent, with $5.8 billion in sales, makes test, measurement, monitoring and analytical instruments for the electronics, telecommunications and life sciences markets.

Dover Corporation	13.0	13.2	3.3	2003
Dover is a diversified manufacturer of specialized industrial products and equipment. It has sales of nearly $8 billion and combines organic growth with strategic acquisitions.

Devon Energy Corporation	14.9	13.1	3.3	2007
Devon, with sales of $16 billion, explores for and produces oil and gas, primarily in the U. S. and Canada. The company also owns natural gas pipelines and treatment facilities and is a large processor of natural gas liquids.

Roper Industries, Inc.	6.4	13.0	3.3	2003
Roper is a diversified industrial company that produces engineered products for global niche markets. With more than $2 billion in sales, the company acquires businesses with promising growth prospects.

Intel Corporation	0.3	11.9	3.0	1986
Intel is the world’s largest semiconductor chip maker, based on revenue of $38 billion. It develops advanced integrated circuits for industries such as computing and communications.

[ 9 ]

DIVERSIFICATION OF INVESTMENTS
December 31, 2008
(unaudited)
				Percent of Net Assets December 31,
	Issues	Cost	Value	2008	2007
Common Stocks:
Insurance	2	$ 2,610,297	$126,376,300	31.8%	23.3%
Electronics	9	91,736,493	69,594,148	17.5	20.3
Manufacturing	6	45,642,434	60,355,500	15.2	14.2
Energy	6	51,927,647	46,802,355	11.8	16.6
Banking and Finance	3	21,004,844	31,956,707	8.0	8.7
Information Technology Services	3	38,745,744	18,506,528	4.7	7.1
Other	6	21,601,441	14,429,838	3.6	4.6
Short-Term Investments	2	23,186,600	23,186,600	5.8	5.2

PRINCIPAL PORTFOLIO CHANGES
October 1 to December 31, 2008
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares

			Held
	Purchased	Sold	December 31, 2008

Cameco Corporation		10,000	—
General Electric Company	100,000		200,000
GeoMet Inc.	100,000		2,000,000
Heritage-Crystal Clean, Inc.	25,000		100,000

[ 10 ]

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS:
Investments:
General portfolio securities at market value
(cost $257,409,981) (Note 1)	$238,581,376
Securities of affiliated companies (cost $15,858,918)
(Notes 1, 6 and 7)	129,440,000
Short-term investments (cost $23,186,600)	23,186,600	$391,207,976

Cash, receivables and other assets:
Cash	9,118,491
Dividends and interest receivable	134,909
Office equipment and leasehold improvements, net	242,848
Other assets	81,968	9,578,216

Total Assets		400,786,192
LIABILITIES:
Dividend payable	3,126,454
Accrued expenses and reserves	306,677

Total Liabilities		3,433,131

NET ASSETS		$397,353,061

NET ASSETS are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 22,336,013 (Note 3)		$ 22,336,013
Surplus:
Paid-in	$279,078,341
Undistributed net realized gain on sale
of investments	283,606
Undistributed net investment income	961,640	280,323,587

Net unrealized appreciation of investments		94,752,477
Treasury stock, at cost
(4,200 shares of Common Stock) (Note 3)		(59,016)

NET ASSETS		$397,353,061

NET ASSET VALUE PER COMMON SHARE
(22,331,813 shares outstanding)		$17.79

See accompanying notes to financial statements.

[ 11 ]

STATEMENT OF OPERATIONS
For the year ended December 31, 2008

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $7,625)	$ 11,066,221
Interest	984,886	$ 12,051,107

Expenses:
Investment research	1,256,250
Administration and operations	944,750
Occupancy costs	446,995
Employees’ retirement plans	168,400
Franchise and miscellaneous taxes	162,702
Directors’ fees	148,750
Insurance	144,119
Legal, auditing and tax fees	117,527
Stationery, supplies, printing and postage	111,224
Listing, software and sundry fees	90,053
Travel and telephone	60,420
Transfer agent and registrar fees and expenses	40,742
Custodian fees	31,447
Miscellaneous	72,995	3,796,374

Net investment income		8,254,733

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain from investment transactions	43,582,234
Net decrease in unrealized appreciation of investments	(261,798,917)

Net loss on investments		(218,216,683)

NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS		($209,961,950)

See accompanying notes to financial statements.

[ 12 ]

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2008 and 2007

	2008	2007

FROM OPERATIONS:
Net investment income	$ 8,254,733	$ 7,817,245
Net realized gain on investments	43,582,234	42,124,417
Net increase (decrease) in unrealized appreciation
of investments	(261,798,917)	4,626,767

Increase (decrease) in net assets resulting from
operations	(209,961,950)	54,568,429

DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income	(7,791,012)	(7,557,915)
Net realized gain from investment transactions	(44,387,916)	(41,733,753)

Decrease in net assets from distributions	(52,178,928)	(49,291,668)

FROM CAPITAL SHARE TRANSACTIONS: (Note 3)
Distribution to stockholders reinvested in
Common Stock	20,932,558	22,378,937
Cost of shares of Common Stock repurchased	(6,261,343)	—

Increase in net assets from
capital share transactions	14,671,215	22,378,937

Total increase (decrease) in net assets	(247,469,663)	27,655,698
NET ASSETS:
Beginning of year	644,822,724	617,167,026

End of year (including undistributed net investment
income of $961,640 and $491,609, respectively)	$397,353,061	$644,822,724

See accompanying notes to financial statements.

[ 13 ]

STATEMENT OF CASH FLOWS
For the year ended December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations		($209,961,950)
Adjustments to net decrease in net assets
from operations:
Purchase of securities	($ 59,224,407)
Proceeds from securities sold	84,006,671
Net sales of short-term investments	10,526,525
Net realized gain from investments	(43,582,234)
Decrease in unrealized appreciation	261,798,917
Depreciation and amortization	81,084
Changes in operating assets and liabilities:
Increase in dividends and interest receivable	(92,856)
Increase in office equipment and
leasehold improvements	(13,024)
Increase in other assets	(1,160)
Decrease in accrued expenses and reserves	(60,406)

Total adjustments		253,439,110

Net cash provided by operating activities		43,477,160
CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends and distributions paid	(28,119,916)
Treasury shares repurchased	(6,261,343)

Cash flows used in financing activities		(34,381,259)

Net increase in cash		9,095,901
Cash at beginning of year		22,590

Cash at end of year		$ 9,118,491

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders		$ 20,932,558
Dividends payable at end of year		$ 3,126,454

See accompanying notes to financial statements.

[ 14 ]

NOTES TO FINANCIAL STATEMENTS

     1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation—Marketable securities are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

New Accounting Pronouncement—In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative instruments and hedging activities. Management has determined that the adoption of FAS 161 will have no impact on the Corporation’s financial statements and related disclosures.

     2. Fair Value Measurements—Effective January 1, 2008, the Corporation adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 establishes a disclosure framework which prioritizes and ranks the level of market price observability used in determining the fair value of investments as follows:

  Level 1—Fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments. The Corporation’s Level 1 investments consist of equity securities listed on a national securities exchange or NASDAQ national market.

  Level 2—Fair value is determined using other significant observable assumptions obtained from independent sources; for example quoted prices for similar investments or the use of models or other valuation methodologies. The Corporation’s Level 2 investments consist of short-term investments, carried at amortized cost.

  Level 3—Fair value is determined using significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include situations in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     In certain cases, the inputs used to determine fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the hierarchy is based on the least observable input that is significant to fair value. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Corporation’s investments as of December 31, 2008 are classified as follows:

Valuation Inputs	Investments in Securities

Level 1	$241,635,538
Level 2	23,186,600
Level 3	126,385,838

$391,207,976

     The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of December 31, 2007	$149,173,114
Change in unrealized appreciation of investments	(22,787,276)

Balance as of December 31, 2008	$126,385,838

     No Level 3 investments were purchased, sold or transferred to Level 1 or Level 2 during the year ended December 31, 2008. The Corporation’s Level 3 investments are valued by the Board of Directors. This valuation is primarily based on a comparable company valuation analysis and a review of independent appraisals. In addition, consideration is given to corporate governance, recent private transactions, company and industry outlooks and general market conditions.

     3. Common Stock and Dividend Distributions—The Corporation repurchased 288,300 shares of its Common Stock in 2008 at an average price of $21.72 per share representing an average discount from net asset value of 19.0%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for optional stock distributions, or may be retired.

     The Corporation declared three distributions to holders of Common Stock in 2008, a cash dividend of $.20 per share paid on June 20, an optional distribution of $2.12 per share in cash or one share of Common Stock for each eight shares held, paid on December 23, and a cash dividend of $.14 per share paid on January 13, 2009. In the optional distribution, 284,100 shares of Common Stock held as treasury shares by the Corporation were distributed, and 950,131 common shares were issued.

     The tax character of dividends and distributions paid during the year was ordinary income, $7,791,012 and long-term capital gain, $44,387,916; for 2007 they were $10,597,383 and $38,694,285, respectively. As of December 31, 2008, for tax purposes, undistributed ordinary income was $1,075,954 and undistributed long-term realized capital gain was $283,606. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; however, such adjustments were not material for the year ended December 31, 2008.

[ 16 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2008, excluding short-term investments, were $59,224,407 and $84,006,671 respectively.

     As of December 31, 2008, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $196,797,912 and $102,045,435, respectively.

     5. Operating Expenses—The aggregate remuneration paid during the year ended December 31, 2008 to officers and directors amounted to $2,193,750, of which $148,750 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant’s benefits vest after three years of employment. The amount contributed for the year ended December 31, 2008 was $161,400.

     6. Affiliates—During the year ended December 31, 2008, The Plymouth Rock Company, Inc. and GeoMet, Inc. were affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $5,933,200 from Plymouth Rock. Unrealized appreciation related to affiliates decreased by $32,618,932 for the year 2008 to $113,581,082. The President of the Corporation is a director of Plymouth Rock.

     7. Restricted Securities—The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2008 such investments had an aggregate value of $126,385,838, which was equal to 31.8% of the Corporation’s net assets. Investments in restricted securities at December 31, 2008, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
Aerogroup International, Inc.	28,751	Common Stock	6/14/05	$ 17,200
The Plymouth Rock Company, Inc.	60,000	Class A Stock	12/15/82	1,500,000
The Plymouth Rock Company, Inc.	10,000	Class A Stock	6/9/84	699,986

     The Corporation does not have the right to demand registration of the restricted securities.

     8. Operating Lease Commitment—The Corporation has entered into an operating lease for office space which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $2.0 million. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $329,172 for 2009 and $341,806 annually thereafter.

[ 17 ]

STATEMENT OF INVESTMENTS
December 31, 2008

PORTFOLIO SECURITIES 92.6%
STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

Prin. Amt.
or Shares		Value

	Banking and Finance 8.0%
825,475	The Bank of New York Mellon Corporation	$ 23,385,707
250,000	Capital One Financial Corporation	7,972,500
150,000	NewStar Financial, Inc.(a)	598,500

		31,956,707

	Business Services 0.4%
100,000	Heritage-Crystal Clean Inc. (a)	1,160,000
70,000	RSC Holdings, Inc. (a)	596,400

		1,756,400

	Communications 0.4%
1,100,000	Arbinet-thexchange, Inc. (a)	1,650,000

	Electronics 17.5%
942,400	Agilent Technologies, Inc. (a)	14,729,712
390,000	Analog Devices, Inc.	7,417,800
850,000	Coherent, Inc. (a)	18,241,000
630,000	Flextronics International Ltd. (a)	1,612,800
809,600	Intel Corporation	11,868,736
310,000	Maxim Integrated Products, Inc.	3,540,200
350,000	Motorola, Inc.	1,550,500
1,000,000	Radisys Corporation (a)	5,530,000
3,230,000	Sonus Networks, Inc. (a)	5,103,400

		69,594,148

	Energy 11.8%
300,000	Berry Petroleum Company Class A	2,268,000
200,000	Devon Energy Corporation	13,142,000
2,000,000	GeoMet, Inc. (a)(b)	3,440,000
670,000	McMoRan Exploration Co. (a)	6,566,000
363,300	Murphy Oil Corporation	16,112,355
300,000	Nexen Inc.	5,274,000

		46,802,355

	Health Care 1.5%
100,000	Abbott Laboratories	5,337,000
260,000	Vical Inc. (a)	366,600

		5,703,600

	Information Technology Services 4.7%
1,730,800	Convergys Corporation (a)	11,094,428
930,000	Xerox Corporation	7,412,100

		18,506,528

[ 18 ]

Prin. Amt.
or Shares		Value

	Insurance 31.8%
10,000	Erie Indemnity Co. Class A	$ 376,300
70,000	The Plymouth Rock Company, Inc.
	Class A (b)(c)	126,000,000

		126,376,300

	Manufacturing 15.2%
870,000	Brady Corporation Class A	20,836,500
200,000	Carlisle Companies Inc.	4,140,000
400,000	Dover Corporation	13,168,000
200,000	General Electric Company	3,240,000
100,000	Precision Cartparts Corp.	5,948,000
300,000	Roper Industries, Inc.	13,023,000

		60,355,500

	Retailing 1.3%
28,751	Aerogroup International, Inc. (a)(c)	385,838
200,000	Walgreen Co.	4,934,000

		5,319,838

	Total Portfolio Securities
	(cost $273,268,899)(d)	368,021,376

	SHORT-TERM INVESTMENTS 5.8%
	Commercial Paper 2.5%
10,060,000	General Electric Capital Corporation TLGP
	0.04%, due 1/9/09	10,059,910

	U.S. Treasury Bills 3.3%
13,158,000	U.S. Treasury Bills 1.73% – 1.76%
	due 2/5/09 – 2/26/09	13,126,690

	Total Short-Term Investments
	(cost $23,186,600)(d)	23,186,600

	Total Investments (98.4%)	391,207,976
	Cash, receivables and other assets
	less liabilities (1.6%)	6,145,085

	Net Assets (100%)	$397,353,061

(a)	Non-dividend paying.

(b)	Affiliate as defined in the Investment Company Act of 1940.

(c)	Valued at estimated fair value.

(d)	Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to financial statements.

[ 19 ]

FINANCIAL HIGHLIGHTS

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$ 30.15	$ 30.05	$ 27.65	$ 26.44	$ 24.32
Net investment income*	..39	..38	..36	..28	..11
Net realized and unrealized gain (loss)
on securities*	(10.29)	2.12	4.26	2.93	3.33

Total from investment operations	(9.90)	2.50	4.62	3.21	3.44
Less:
Dividends from net investment income	..36	..37	..36	..28	..11
Distributions from capital gains	2.10	2.03	1.86	1.72	1.21

Total distributions	2.46	2.40	2.22	2.00	1.32

Net asset value, end of year	$ 17.79	$ 30.15	$ 30.05	$ 27.65	$ 26.44

Per share market value, end of year	$ 14.40	$ 26.84	$ 26.65	$ 23.80	$ 22.85
Total return based on market(%)	(39.63)	9.86	21.31	14.04	16.16
Total return based on NAV(%)	(32.66)	9.35	18.55	13.75	15.40
Ratios/Supplemental Data:
Net assets, end of year(000)	$397,353	$644,823	$617,167	$573,980	$529,469
Ratio of expenses to average
net assets(%)	..66	..59	..53	..54	..55
Ratio of net investment income to
average net assets(%)	1.43	1.21	1.23	1.02	..41
Portfolio turnover rate(%)	11.04	19.58	17.55	15.83	16.72

* Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[ 20 ]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
    CENTRAL SECURITIES CORPORATION

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the “Corporation”) as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2008 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY
February 2, 2009

[ 21 ]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2008 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[ 22 ]

BOARD OF DIRECTORS AND OFFICERS

Independent Directors	Age	Principal Occupations (last five years) and Position with the Corporation (if any)

SIMMS C. BROWNING	68	Retired since 2003; Vice President, Neuberger Berman, LLC
Director since 2005		(asset management) prior thereto

DONALD G. CALDER	71	President, G.L. Ohrstrom & Co. Inc. (private
Director since 1982		investment firm); Director of Brown-Forman
		Corporation and Carlisle Companies Incorporated
		(manufacturing companies)

JAY R. INGLIS	74	Vice President and General Counsel, International Claims
Director since 1973		Management, Inc. since 2006; Executive Vice President,
		National Marine Underwriters (insurance management
		company) prior thereto

DUDLEY D. JOHNSON	69	Chairman, Young & Franklin Inc. (private manufacturing
Director since 1984		company), Chairman of Central Securities Corporation

C. CARTER WALKER, JR.	74	Private investor
Director since 1974

Interested Director

WILMOT H. KIDD	67	Investment and research—President,
Director since 1972		Central Securities Corporation

Other Officers

CHARLES N. EDGERTON	64	Vice President and Treasurer,
		Central Securities Corporation

WILLIAM E. SHEELINE	53	Vice President, Central Securities Corporation since 2007;
		President, Houqua Capital LLC from 2004–2006; Research
		Analyst, Train Babcock Advisors LLC from 2003–2004

MARLENE A. KRUMHOLZ	45	Secretary, Central Securities Corporation

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111.

[ 23 ]

BOARD OF DIRECTORS

Dudley D. Johnson, Chairman
Simms C. Browning
Donald G. Calder
Jay R. Inglis
Wilmot H. Kidd
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Charles N. Edgerton, Vice President and Treasurer
William E. Sheeline, Vice President
Marlene A. Krumholz, Secretary

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

     Computershare Trust Company, N.A.
P.O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 24 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the “Committee”) meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee’s charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2008		2007

Audit fees	$68,550	(1)	$56,055	(1)
Audit-related fees	0		0
Tax fees	17,000	(2)	16,100	(2)
All other fees	0		0

Total fees	$85,550		$72,155

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP in fiscal year 2008 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Simms C. Browning, Donald G. Calder, Jay R. Inglis, Dudley D. Johnson and C. Carter Walker, Jr.

Item 6. Schedule of Investments. Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION
PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interests of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines.

We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

  We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

  We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

  We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

  We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s stockholders.

We evaluate proposals related to compensation on a case-by case basis.

  We generally support stock option plans that are incentive based and not excessive.

  We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

  We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

  We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

  We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

  We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.

  We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

  We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

  We generally support share repurchase programs.

  We generally support the general updating of or corrective amendments to corporate charters and by-laws.

  We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  We generally support management’s proposals regarding the approval of independent auditors.

  We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

  We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

  We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Wilmot H. Kidd is the President and portfolio manager of the Corporation and has served in that capacity since 1973. He manages no other accounts and accordingly, the Registrant is not aware of any material conflicts with his management of the

Corporation’s investments. Mr. Kidd’s compensation consists primarily of a fixed base salary and a bonus. His compensation is reviewed and approved by the Board of Directors annually. His compensation may be adjusted from year to year based on the Board of Directors perception of overall performance and his management responsibilities. As of December 31, 2008, Mr. Kidd’s investment in Central Securities common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 (July 1	14,100	$24.60	NA	NA
through July 31)

Month #2 (August 1	48,100	$24.86	NA	NA
through August 31)

Month #3 (September	95,200	$23.22	NA	NA
1 through September
30)

Month #4 (October 1	98,100	$19.84	NA	NA
through October 31)

Month #5 (November	13,900	$13.95	NA	NA
1 through November
30)

Month #6 (December 1	9,800	$14.02	NA	NA
through December 31)

Total	279,200	$21.60	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 5, 2008.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd
Wilmot H. Kidd
President

February 9, 2009
Date

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd
Wilmot H. Kidd
President

February 9, 2009
Date

By: /s/ Charles N. Edgerton
Charles N. Edgerton
Treasurer

February 9, 2009
Date